SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

BlackRock ESG Capital Allocation Term Trust

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

Ilya Gurevich

Shavar Jeffries

Athanassios Diplas

David Littlewood

David Locala

Jennifer Raab

Thomas H. McGlade

Elizabeth Groo

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DATED March 31, 2025

BlackRock ESG Capital Allocation Term Trust

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This proxy statement (this “Proxy Statement”) and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”), Saba Capital Master Fund, Ltd. (“Saba I”), Boaz R. Weinstein (“Mr. Weinstein,” and, together with Saba Capital and Saba I, “Saba,” “we,” or “us”) and the Nominees (as defined below) named in Proposal 1 (the Nominees together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of BlackRock ESG Capital Allocation Term Trust, a Maryland statutory trust and closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”).

We have submitted a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requesting that the Board of Trustees of the Fund (the “Board”) terminate the investment management agreement and any other advisory agreements between the Fund and its current investment manager (the “Shareholder Proposal”) and we have nominated a slate of highly qualified and independent Nominees for election to the Board.[1] Included among such Nominees are the Class II Nominees (as defined below) to serve as successors to two of the three Class II Incumbent Trustees (as defined below) and the Class I Nominees (as defined below) to serve as successors to three of the four Class I Incumbent Trustees (as defined below).

We are convinced that NOW is the time to take action to close the Fund’s discount and we urge shareholders to support the Shareholder Proposal and to elect the Nominees, who we believe, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2025 annual meeting of shareholders, including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof (the “Annual Meeting”). The Fund has not yet publicly disclosed the date, time and location of the Annual Meeting. Once the Fund publicly discloses such date, time and location, Saba intends to supplement this Proxy Statement with such information and file revised definitive materials with the Securities and Exchange Commission (the “SEC”).

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to the Fund’s shareholders on or about March 31, 2025.

Saba is seeking your support at the Annual Meeting with respect to the following proposals (each, a “Proposal” and, collectively, the “Proposals”) and to consider and act upon any other business that may properly come before the Annual Meeting.

__________________________

[1] See “PROPOSAL 1: ELECTION OF TRUSTEES”.

Proposal		Our Recommendation
1.	To elect Saba’s slate of three nominees — Ilya Gurevich, Shavar Jeffries and Athanassios Diplas (the “Class III Nominees”) — to serve as Class III trustees; Saba’s slate of two nominees — David Littlewood and David Locala (the “Class II Nominees”) — to serve as successors to two of the three trustees who are currently serving as holdover trustees in Class II (the “Class II Incumbent Trustees”); and Saba’s slate of three nominees – Jennifer Raab, Thomas H. McGlade, and Elizabeth Groo (the “Class I Nominees,” together with the Class II Nominees and the Class III Nominees, the “Nominees”) to serve as successors to three of the four trustees who are currently serving as holdover trustees in Class I (the “Class I Incumbent Trustees”).	FOR ALL of the Nominees
2.	To terminate the investment management agreement between the Fund and BlackRock Advisors, LLC (the “Manager”) dated September 23, 2021, as since amended or novated (the “Management Agreement”), and any other advisory and management agreements between the Fund and the Manager, including any sub-investment advisory agreement(s) between or among the Fund, the Manager and its affiliates, successors or assigns, each as since amended or novated, pursuant to the right of stockholders as embodied in Section 12 of the Management Agreement and Section 15(a)(3) of the Investment Company Act of 1940, such termination to be effective no more than sixty days following the date hereof.	FOR

To transact such other business as may properly come before the Annual Meeting.

Based on the Fund’s proxy statement for the Annual Meeting (the “Fund’s Proxy Statement”), the Board is currently comprised of ten trustees, divided into three classes. Each class is elected for a term of three years, with the term of one class of trustees expiring at each annual meeting of the shareholders. At the Annual Meeting, three Class III trustees, three Class II trustees and four Class I trustees are to be elected by holders of the Fund’s common shares of beneficial interest, par value $0.001 per share (the “Common Shares”) – in the case of the Class III Nominees, for a three-year term expiring at the Fund’s 2028 annual meeting of shareholders; in the case of the Class II Nominees, for a two-year term expiring at the Fund’s 2027 annual meeting of shareholders; and in the case of the Class I Nominees, for a one-year term expiring at the Fund’s 2026 annual meeting of shareholders.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies in support of the election of the Nominees to serve as Class III trustees, Class II trustees and Class I trustees of the Fund, as applicable, and the approval of Proposal 2.

As of the close of business on the date hereof, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act), in the aggregate, 28,605,041 Common Shares, including 1,030 Common Shares held in record name. The Fund has not yet disclosed the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) or the number of Common Shares outstanding as of the Record Date. Once the Fund publicly discloses such date and number, Saba intends to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” of the Nominees in Proposal 1 and “FOR” Proposal 2. By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR ALL” of the Nominees in Proposal 1 and “FOR” Proposal 2.

According to the bylaws of the Fund (the “Bylaws”), in a contested election of trustees, the qualified nominees receiving the affirmative vote of a majority of the “Shares” (as defined in the Bylaws) outstanding and entitled to vote with respect to such matter shall be elected. For Proposal 2, the affirmative vote of a 40 Act Majority (as defined below) shall be required.

Saba intends to deliver this Proxy Statement and the accompanying Form of GOLD Proxy Card to holders of at least the percentage of the Fund’s voting shares required under applicable law to elect the Nominees in Proposal 1 and carry the Shareholder Proposal at the Annual Meeting and otherwise intends to solicit proxies or votes from shareholders of the Fund in support of the nominations of the Nominees and the passage of the Shareholder Proposal. This proxy solicitation is being made by Saba and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein.

2

Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

3

REASONS FOR THIS PROXY SOLICITATION

We believe that Saba’s highly qualified slate of Nominees, with its markets experience, deep understanding of retail investors’ needs, corporate governance expertise and capital allocation skills, could help improve the Fund’s performance.[2]

We recommend voting “FOR ALL” of Saba’s Nominees and “FOR” its Shareholder Proposal.

__________________________

[2] See “PROPOSAL 1: ELECTION OF TRUSTEES”.

4

PROPOSAL 1: ELECTION OF TRUSTEES

According to the Fund’s Proxy Statement, the Board is currently comprised of ten trustees divided into three classes. The members of each class are elected to serve three-year terms or until their successors have been duly elected and qualified as permitted by law with the term of office of each class ending in successive years. According to the Fund’s Proxy Statement, there will be three Class III trustees, three Class II trustees and four Class I trustees elected by holders of Common Shares at the Annual Meeting.

We are soliciting proxies to elect the Class III Nominees—Ilya Gurevich, Shavar Jeffries, and Athanassios Diplas—to serve as Class III trustees. Each of the Class III Nominees, if elected, will serve until the later of the date of the Fund’s 2028 annual meeting of shareholders, or until their successors have been duly elected and qualified as permitted by law.

We are soliciting proxies to elect the Class II Nominees—David Littlewood and David Locala—to serve as Class II trustees and successors to two of the three Class II Incumbent Trustees. Each of the Class II Nominees, if elected, will serve until the later of the date of the Fund’s 2027 annual meeting of shareholders, or until their successors have been duly elected and qualified as permitted by law.

We are soliciting proxies to elect the Class I Nominees—Jennifer Raab, Thomas H. McGlade, and Elizabeth Groo—to serve as Class I trustees and successors to three of the four Class I Incumbent Trustees. Each of the Class I Nominees, if elected, will serve until the later of the date of the Fund’s 2026 annual meeting of shareholders, or until their successors have been duly elected and qualified as permitted by law.

On March 6, 2024, Saba I filed a lawsuit against the Fund in the United States District Court for the Southern District of New York (the “Court”) seeking to invalidate as unlawful under the Investment Company Act of 1940, as amended (the “1940 Act”), certain bylaw provisions instituted by the Fund that require a majority of the Fund’s outstanding shares to elect trustees when a shareholder nominates trustees.[3] The Court has yet to issue a ruling.

Previously, on June 29, 2023, Saba I and Saba Capital filed a complaint in the Court against the Fund seeking to invalidate as unlawful under the 1940 Act provisions in the Fund’s governing documents that deny voting rights with respect to a shareholder’s acquisition of shares constituting 10% or more of the Fund’s voting power. On December 5, 2023, the Court granted summary judgement in favor of the Saba parties. The Fund appealed the Court’s ruling in the United States Court of Appeals for the Second Circuit (the “Appellate Court”). On June 26, 2024, the Appellate Court issued a ruling by summary order upholding the District Court’s ruling. The Fund has since filed a writ of certiorari with the Supreme Court of the United States seeking to have the ruling overturned.

If all of the Nominees are elected, the Nominees would comprise eight out of ten Board seats, constituting a majority of the members of the Board. There is no assurance that any of the Fund’s nominees will serve as a trustee if one or more of the Nominees are elected to the Board.

The age and other information related to the Nominees shown below are as of the date of this Proxy Statement.

__________________________

[3] Saba Capital Master Fund, Ltd. v. BlackRock ESG Capital Allocation Trust et al., No. 1:2024cv01701, S.D.N.Y. (Mar. 6, 2024).

5

Class III Nominees:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
ILYA GUREVICH Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 53	None	N/A

Ilya Gurevich has served as President of G&G Retirement Planning, a retirement planning firm, since 2023 and Principal and Retirement Planner of Northeast Retirement Planning, a retirement planning firm, since 2012. Previously, Mr. Gurevich served as Principal and Trader at Dreadnought Trading, an equity derivatives trading firm, from 2007 until 2012. From 1996 to 2007, Mr. Gurevich served as an equity derivatives trader at various companies.

In 2024, Mr. Gurevich was nominated by Saba for election to the board of trustees of BlackRock California Municipal Income Trust, BlackRock Innovation and Growth Term Trust, BlackRock ESG Capital Allocation Term Trust, BlackRock MuniYield Pennsylvania Quality Fund, BlackRock Health Sciences Term Trust and BlackRock New York Municipal Income Trust, in connection with the respective 2024 annual shareholder meetings of such funds.

In 2023, Mr. Gurevich was nominated by Saba for election to the board of trustees of BlackRock Innovation and Growth Term Trust, BlackRock ESG Capital Allocation Term Trust and BlackRock California Municipal Income Trust, in connection with the respective 2023 annual shareholder meetings of such funds.

Mr. Gurevich became a Chess Grandmaster in 1993. In 1990, as an 18 year-old, he won the World Junior Chess Championship.

				N/A	None.

Mr. Gurevich earned a B.S. in Finance from New York University.

Mr. Gurevich’s qualifications to serve as a trustee of the Fund include his extensive experience in the investment and finance industries.

6

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
SHAVAR JEFFRIES Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 50	None	N/A

Shavar Jeffries has served as CEO of the KIPP Foundation, a non-profit organization, since 2023, a culmination of his many years as a champion for KIPP schools and educational opportunity more broadly. From 2015 to 2023, Mr. Jeffries served as the President of Education Reform Now, a non-profit organization, where he led the organization in passing well over 100 policies at the federal and state level that expanded educational opportunities for low-income students of color. Mr. Jeffries served on the board of Pzena Investment Management, Inc., an investment management firm, from 2021 to 2022. Mr. Jeffries also served as a Partner of Lowenstein Sandler LLP, a law firm, from 2014 to 2023. Prior to Lowenstein Sandler, Mr. Jeffries taught as an Associate Professor of Law at Seton Hall Law School Center for Social Justice from 2010 to 2014 and from 2004 to 2008. In between stints at Seton Hall, Mr. Jeffries served as Counsel to the Attorney General in the Office of the New Jersey Attorney General from 2008 to 2010. From 2001 to 2004, Mr. Jeffries served as a Gibbons Fellow in Public Interest Law. Prior to his time as a Gibbons Fellow, Mr. Jeffries served as an Associate at Wilmer Cutler Pickering Hale and Dorr LLP from 2000 to 2001. Prior to Wilmer, Mr. Jeffries served as Law Clerk to Judge Nathaniel R. Jones of the United States Court of Appeals for the Sixth Circuit from 1999 to 2000.

In 2024, Mr. Jeffries was nominated by Saba for election to the board of trustees of BlackRock California Municipal Income Trust, BlackRock Innovation and Growth Term Trust, BlackRock ESG Capital Allocation Term Trust, BlackRock MuniYield Pennsylvania Quality Fund, BlackRock Health Sciences Term Trust, BlackRock Capital Allocation Term Trust and BlackRock MuniHoldings New York Quality Funds, Inc., in connection with the respective 2024 annual shareholder meetings of such funds.

Mr. Jeffries served as a member of the boards of directors for MENTOR National since 2019, and prior board service on diverse organizations including Pzena Investment Management, KIPP Foundation, New Classrooms, and Duke University.

				N/A	None.

Mr. Jeffries graduated from Duke University with a B.A. in History and English in 1996 and Columbia Law School with a J.D. in 1999, where he concentrated on civil rights law and policy.

Mr. Jeffries’s qualifications to serve as a trustee of the Fund include his extensive experience in senior management and as a director in various businesses and leadership roles across education, politics, and law.

7

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Athanassios Diplas Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 60	None	N/A

Dr. Athanassios Diplas served as the Principal of Diplas Advisors, LLC, a derivatives advisory company that provided expert advice on derivatives-related issues to financial institutions and law firms, from 2012 to 2017. During this time, he also served as a Senior Advisor to the Board of Directors of the International Swaps and Derivatives Association (“ISDA”) from 2012 to 2014. Previously, Dr. Diplas worked for Deutsche Bank, AG, where he served as Managing Director and Global Head of System Risk Management from 2010 to 2012; Managing Director, Global Head of Counterparty Portfolio Management Group in 2009; and Managing Director, Chief Risk Officer, and Deputy Chief Operating Officer for Global Credit Trading from 2003 to 2008. Prior to Deutsche Bank, AG, Dr. Diplas served as Vice President of Credit Derivatives at Goldman, Sachs & Co. from 1997 to 2003. From 1993 to 1995, Dr. Diplas was a Postdoctoral Research Physicist at the Center for Astrophysics & Space Sciences of the University of California, San Diego (“UCSD”). Prior to UCSD, Dr. Diplas served in the Department of Astronomy at the University of Wisconsin-Madison (“UW-Madison”) as an Assistant Scientist from 1992 to 1993 and both a Research Assistant and a Teaching Assistant from 1986 to 1992.

Previously, Dr. Diplas served on the board of BioMech Holdings LLC, a privately-held healthcare data analytics company, from 2022 to 2024. In addition, Dr. Diplas served as the Co-Chair of the ISDA Industry Governance Committee and Credit Steering Committee from 2008 to 2012; a Member of the Consultative Working Group of the European Securities and Markets Authority Secondary Markets Standing Committee from 2012 to 2014; a Board Member of ICE Clear Credit CCP from 2009 to 2013; and a Risk Committee participant for two CDS CCPs from 2009 to 2012.

In 2024, Dr. Diplas was nominated by Saba for election to the board of trustees of BlackRock Science and Technology Term Trust, BlackRock Innovation and Growth Term Trust, BlackRock ESG Capital Allocation Term Trust and BlackRock MuniYield Pennsylvania Quality Fund, in connection with the respective 2024 annual shareholder meetings of such funds.

Dr. Diplas co-invented and is one of the patent holders of the credit default swap auction settlement process within ISDA (US Patent #8,078,521 B1) and led the industry effort for the development of Standard Initial Margin Model (SIMM, US Patent Application #15/143347) for uncleared transactions across all asset classes. He also co-led the related implementation effort of the Working Group on Margin Requirements, an initiative jointly run by the Basel Committee on Banking Supervision and the International Organization of Securities Commissions.

				N/A	None.

Dr. Diplas received a B.S. with distinction in physics from Aristotle University of Thessaloniki in 1986; an M.S. and a Ph.D. in Astronomy from UW-Madison in 1988 and 1992, respectively; and an M.B.A. from The Wharton School at the University of Pennsylvania in 1997.

Dr. Diplas’s qualifications to serve as a trustee of the Fund include his 20 years in the financial services industry with a focus on derivatives, risk, and credit investing as well as his pivotal role in safeguarding markets through industry-wide committee work both in the United States and in Europe.

8

Class II Nominees:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
David Littlewood Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 58	None	N/A

David Littlewood was previously the co-founder and CEO of ASL Capital Markets Inc (“ASL”), a minority-owned, self-clearing, government securities broker-dealer, from August 2017 to June 2022. ASL was added to the list of Federal Reserve Bank of New York primary dealers effective April 4, 2022. ASL is a broker-dealer focused on the trading and financing of US government securities. ASL provides its trading and securities financing services to global institutional investors. As a self-clearing firm, ASL is a full netting member of the Fixed Income Clearing Corporation and has a settlement account with the Bank of New York Mellon.

Previously, Mr. Littlewood was the CEO of Cairn Capital North America Inc., an SEC Registered Investment Advisor, from 2011 to 2018, where he was responsible for all asset management, advisory and restructuring activities of the company. Mr. Littlewood was also the co-founder, Executive Director, and a member of the Executive Management Committee of Cairn Capital Limited (“Cairn”), an FCA-Registered Investment Advisor based in London, from 2004 to 2018. Cairn is a specialist alternative credit asset management and advisory firm with $4.5 billion of assets under management. In 2015 Mr. Littlewood and his co-founders sold a majority stake in Cairn to Mediobanca S.p.A. Prior to co-founding Cairn in 2004, Mr. Littlewood was Global Head of Structured Credit Products at the Royal Bank of Scotland plc (“RBS”), which he originally joined in 1995 as the Head of Structured Products and Financial Engineering with a specialty in all types of derivative products, including cross currency swaps, FX, inflation swaps and equity-linked products. He was responsible for overseeing all structured derivative products for both the bank’s customers and the internal finance units of the bank, including project finance, infrastructure finance, acquisition finance and leasing. He was also responsible for tax-based finance. Prior to joining the RBS, Mr. Littlewood was a Director and Head of Structuring at Hambros Bank from 1994 to 1995, where he specialized in tax-advantaged real estate, fixed-income and derivative-based transactions. Prior to joining Hambros Bank, Mr. Littlewood worked at Summit Corporate Finance Limited from 1990 to 1994 and Andersen Consulting from 1987 to 1990.

In 2024, Mr. Littlewood was nominated by Saba for election to the board of trustees of BlackRock Innovation and Growth Term Trust, BlackRock ESG Capital Allocation Term Trust, and BlackRock MuniYield Pennsylvania Quality Fund, in connection with the respective 2024 annual shareholder meetings of such funds.

				N/A	None.

Mr. Littlewood graduated from the University of Bristol, UK in 1987 with a first-class honors degree in Chemistry. Mr. Littlewood holds the FINRA Series 17, 24, 63, 66 and 99 licenses. Mr. Littlewood is also registered with the UK Financial Conduct Authority with the CF1 (Director) and CF30 (Customer) controlled functions.

Mr. Littlewood’s qualifications to serve as a trustee of the Fund include his prolific experience in the financial services industry and leadership roles across various financial companies over the past 30 years.

9

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
DAVID LOCALA Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 58	None	N/A

David Locala has more than 30 years of experience working at global companies in the financial services industry. Mr. Locala served as Managing Director and Global Head of Technology M&A at Citigroup Global Markets Inc., a global investment bank, from 2015 to 2022. Previously, Mr. Locala served as Managing Director and Co-head of Technology M&A at Deutsche Bank, a global investment bank, from 2005 to 2015.

Prior to joining Deutsche Bank, Mr. Locala served as a Managing Director at Lazard, a global mergers and acquisitions advisory firm from 1998 to 2005, and earlier in his career worked at Montgomery Securities from 1995 to 1998 and at Morgan Stanley from 1989 to 1993 in New York and Hong Kong.

In 2024, Mr. Locala was nominated by Saba for election to the board of trustees of BlackRock Science and Technology Term Trust, BlackRock Health Sciences Term Trust, BlackRock Innovation and Growth Term Trust, BlackRock ESG Capital Allocation Term Trust, and BlackRock MuniYield Pennsylvania Quality Fund, in connection with the respective 2024 annual shareholder meetings of such funds.

				N/A	None.

Mr. Locala earned a Bachelor of Science in Commerce with a concentration in Finance from the University of Virginia in 1989, and a Master’s in Business Administration from Harvard Business School in 1995.

Mr. Locala’s qualifications to serve as a trustee of the Fund include his decades of experience working with companies in the technology sector, his leadership and extensive experience in the financial services industry, and his knowledge of financial matters.

10

Class I Nominees:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
JENNIFER RAAB Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 68	None	N/A

Jennifer Raab has served as the President and Chief Executive Officer of the New York Stem Cell Foundation, one of the world’s leading nonprofit organizations dedicated to accelerating cures for major diseases through stem cell research, since 2024. Ms. Raab is also the President Emerita of Hunter College, where she served as President from 2001 to 2023. Previously, Ms. Raab served as Chairman and Commissioner of the New York City Landmarks Preservation Commission from 1994 to 2001. From 1990 to 1994, Ms. Raab was a Litigation Associate at Paul, Weiss, Rifkind, Wharton & Garrison LLP. Prior to Paul, Weiss, Ms. Raab was a Litigation Associate at Cravath, Swaine & Moore LLP from 1985 to 1990. From 1981 to 1982, Ms. Raab served as Director of Public Affairs for the New York City Planning Commission. Ms. Raab also served as Special Projects Manager for the South Bronx Development Organization from 1979 to 1981.

Ms. Raab serves as a director of the Association for a Better New York Foundation and previously served as a director on the board of the Hunter College Foundation from 2001 to 2023. Also, Ms. Raab served on the boards of directors of Compuware Corporation from 2013 to 2015, One to World Foundation from 2014 to 2017, The After School Corporation from 2000 to 2017, and the United Way of New York from 2013 to 2016. Ms. Raab has also served as a member of the Advisory Boards of the National Institute of Social Sciences in 2022 and Women.NYC from 2019 to present.

Ms. Raab has served as a member of The Council on Foreign Relations since 2006, the Steering Committee for the Association for a Better New York since 2002, the New York Building Congress since 2009, and The Economic Club of New York since 2011.

In 2024, Ms. Raab was nominated by Saba for election to the board of trustees of BlackRock New York Municipal Income Trust, BlackRock Innovation and Growth Term Trust, BlackRock Capital Allocation Term Trust, BlackRock ESG Capital Allocation Term Trust, BlackRock MuniYield New York Quality Fund, Inc., BlackRock MuniYield Pennsylvania Quality Fund and BlackRock MuniHoldings New York Quality Fund, Inc., in connection with the respective 2024 annual shareholder meetings of such funds.

Her work has garnered many awards and accolades, including her election in 2016 to the American Academy of Arts and Sciences. In 2022, she earned the Gold Honor Medal for distinguished service to society and humanity from the National Institute of Social Sciences. Ms. Raab has received additional honors from organizations including the Martina Arroyo Foundation, Albany Law School, United Way of New York City, and the Kennedy Child Study Center.

				N/A	None.

Ms. Raab received a B.A. with distinction in all subjects from Cornell University in 1977, an M.P.A. from the Woodrow Wilson School of Public and International Affairs at Princeton University in 1979, and a J.D. cum laude from Harvard Law School in 1985.

Ms. Raab’s qualifications to serve as a trustee of the Fund include her extensive experience in senior management and leadership roles across various institutions and businesses across multiple industries.

11

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
THOMAS H. MCGLADE Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 65	None	N/A

Thomas H. McGlade is currently a private investor and business management consultant, since 2015. Mr. McGlade previously served, from 2008 until 2014, as a partner and Head of the U.S. Office at Prologue Capital Inc., a prominent hedge fund. During his time at Prologue Capital, Mr. McGlade oversaw significant aspects of fund business management and also acted as a portfolio manager. Prior to Prologue Capital, Mr. McGlade served as Managing Director of RBS Securities Inc. (f/k/a RBS Greenwich Capital), a broker dealer and major investment bank, from 1993 until 2008, where he was head trader for long duration U.S. Treasury bonds on the primary dealership desk of the liquid products group. During his tenure at RBS Greenwich Capital, Mr. McGlade specialized in relative value and arbitrage opportunities in U.S. Treasuries, futures and derivatives. Prior to that, from 1986 until 1993, Mr. McGlade served as a vice president at companies in the real estate development sector.

In addition to executive experience, Mr. McGlade served as a member on the Boards of Directors of Prologue Capital’s legal entities, including Prologue G.P. Ltd., Prologue Capital U.S. General Partner LLC, and Prologue Feeder Fund Ltd. from 2011 to 2014. Mr. McGlade formerly served as a member of the Board of Directors of New Canaan Country School Board, a non-profit educational institution, and as member of the board of San Miguel Education Foundation, a non-profit which provides education and cultural resources to Colorado communities.

				N/A	None.

Mr. McGlade earned a BA in Economics from Duke University in 1982.

Mr. McGlade’s qualifications to serve as a trustee of the Fund include his extensive market expertise in fixed income derivatives, leveraged trading, value-at-risk based risk management, securities financing and portfolio valuation and macroeconomics, along with his business management expertise in investor relations and business development, investment analysis, financial risk management and valuation.

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(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
ELIZABETH GROO Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 52	None	N/A

Elizabeth Groo currently provides strategy & management consulting services through All Court Advisory LLC, which she founded in 2025.  Ms. Groo has served as an Entrepreneur-in-Residence at the ClimateTech Expertise Network, a program providing mentorship to climate tech start-ups, since 2024.

Previously, Ms. Groo served in various leadership positions at Citibank from 2010 to 2024, including as Managing Director & Global Head of Loan Portfolio Advisory & Sustainability from 2019 until 2024. Prior to joining Citibank, Ms. Groo served as Executive Director, Portfolio Management & Credit Trading, at WestLB from 2008 to 2010 and Director, Loan Trading from 2004 to 2008. In addition, Ms. Groo held various positions at leading financial institutions, including UBS, Salomon Smith Barney, Morgan Stanley, and CDC Securities, from 1994 to 2003.

Ms. Groo served as a member of the board of directors of International Association of Credit Portfolio Managers (IACPM), an industry association established to further the practice of credit exposure management, from 2020 to 2024. Ms. Groo also served as a Trustee for the Stevens Cooperative School from 2011 to 2017.

				N/A	None.

Ms. Groo earned a Master of Business Administration from The Wharton School, University of Pennsylvania, in 1999, and a Bachelor of Arts from the University of Rhode Island, in 1994. In addition, she has been a CFA Charterholder since 2005.

Ms. Groo’s qualifications to serve as a trustee of the Fund include her decades of experience in the financial services industry, including in various leadership roles across premier financial institutions.

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The Nominees do not currently hold, and have not at any time held, any position with the Fund. The Nominees do not oversee any portfolios in the Fund’s Fund Complex (as defined in the 1940 Act).

As of the date of this Proxy Statement, the dollar range of the equity securities of the Fund beneficially owned by the Nominees and the aggregate range of equity securities in all funds to be overseen by the Nominees, are as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Ilya Gurevich	None	None
Shavar Jeffries	None	None
Athanassios Diplas	None	None
David Littlewood	None	None
David Locala	None	None
Jennifer Raab	None	None
Thomas H. McGlade	None	None
Elizabeth Groo	None	None

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. We believe that, if elected, the Nominees will be considered independent trustees of the Fund under (i) the pertinent listing standards of the New York Stock Exchange, and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

There are ten seats up for election at the Annual Meeting. Shareholders voting on the enclosed GOLD proxy card will only be able to vote on the election of the eight Nominees named in Proposal 1, and therefore will not be able to vote on the remaining two Board seats that will be up for election at the Annual Meeting using the GOLD proxy card. We refer shareholders to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s trustee nominees. The Fund’s Proxy Statement and form of proxy will become available free of charge on the SEC’s website at www.sec.gov.

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Each of the Nominees has entered into a nominee agreement (the “Nominee Agreements”) pursuant to which Saba Capital has agreed to defend and indemnify the Nominees against, and with respect to, any losses that may be incurred by such Nominee in the event he or she becomes a party to litigation based on his nomination as a candidate for election to the Board and the solicitation of proxies in support of his election. If elected or appointed, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees. The Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected or for any other reason.

The Nominees have agreed to being nominated as nominees in this Proxy Statement and have confirmed their willingness to serve on the Board if elected. We do not expect that the Nominees will be unable to stand for election, but, in the event that a Saba Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional person that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Section 14 of the Exchange Act. If Saba determines to add nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the Bylaws, in a contested election of trustees, the qualified nominees receiving the affirmative vote of a majority of the Common Shares outstanding and entitled to vote with respect to such matter shall be elected.

Abstentions will be counted for purposes of determining whether a quorum is present. Therefore, abstentions will have the same effect as votes “against” Proposal 1.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

We Recommend a Vote FOR ALL of the Nominees for election at the Annual Meeting on the GOLD proxy card.

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PROPOSAL 2: TERMINATE THE MANAGEMENT AGREEMENT BETWEEN THE FUND AND THE MANAGER

We are seeking to terminate the Management Agreement, and any other advisory and management agreements between the Fund and the Manager, including any sub-investment advisory agreements between or among the Fund, the Manager and its affiliates.

Rule 15a-4 under the 1940 Act provides a temporary exemption to the approval requirements of an investment management agreement, in the event that a prior advisory contract is terminated, which allows the Board (including a majority of the independent trustees) to approve an interim investment management contract. Such an interim contract is required to be approved within ten business days after the date that the termination of the prior advisory contract becomes effective, with the compensation received under the interim contract to be no greater than the compensation the adviser would have received under the previous contract. The Board would then have 150 days to obtain shareholder approval for that new investment management contract at a subsequent meeting of shareholders. Although the failure to approve a permanent investment management agreement could potentially require the Fund to become internally managed, we believe any reasonably designed process to select a new manager would identify a number of suitable, alternative advisers willing to advise the Fund on attractive terms.

If the proposal to terminate the Management Agreement is approved by shareholders, the Board will have the ability to appoint an interim manager and/or long-term manager of its choosing, the latter being subject to shareholder approval. In such instance, Saba Capital would stand ready to assist in any way it can to help the Board ensure that a capable manager is installed, and may at such time offer its services to the Board to act as an interim or long-term manager to the Fund and/or recommend to the Board various third-party manager candidates (although Saba does not presently have a specific third-party candidate in mind) for the Board to consider at its discretion. For the avoidance of doubt, termination of the Management Agreement will not require the Fund to pursue any agreement with Saba relating to the appointment of a new manager, be it Saba Capital or any other potential manager replacement, and shareholders will have the final say on the appointment of any long-term manager.

Accordingly, shareholders are being asked to vote on the following resolution:

RESOLVED, that the investment management agreement between BlackRock ESG Capital Allocation Term Trust (the “Fund”) and BlackRock Advisors, LLC (the “Manager”), dated September 23, 2021, as since amended or novated (the “Management Agreement”), and any other advisory and management agreements between the Fund and the Manager, including any sub-investment advisory agreement(s) between or among the Fund, the Manager and its affiliates, successors or assigns, each as since amended or novated, shall be terminated by the Fund, pursuant to the right of stockholders as embodied in Section 12 of the Management Agreement and Section 15(a)(3) of the Investment Company Act of 1940, such termination to be effective no more than sixty days following the date hereof.

Vote Required.

The approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined under the 1940 Act to be the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities (a “40 Act Majority”). Abstentions will have the same effect as votes “against” Proposal 2.

We Recommend a Vote FOR Proposal 2 on the GOLD proxy card.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Common Shares at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shareholders who sold their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date (unless they also transfer their voting rights as of the Record Date).

How do I vote my shares?

Common Shares held in record name. If your Common Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Shares beneficially owned or held in “street” name. If you hold your Common Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote FOR the Nominees and FOR the Shareholder Proposal. Please follow the instructions to vote provided on the enclosed GOLD voting instruction form. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of markings or other specific instructions, FOR ALL of Saba’s Nominees and FOR the Shareholder Proposal.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” of the Nominees standing for election to the Board named in this Proxy Statement (Proposal 1); and

“FOR” the termination of the Management Agreement between the Fund and the Manager (Proposal 2).

The Participants intend to vote all of their Common Shares “FOR ALL” of the Nominees in Proposal 1 and “FOR” Proposal 2, except for a small percentage of Common Shares owned by certain of the Saba Entities (as defined in Annex I) that, pursuant to internal proxy voting policies, will be echo-voted (i.e. meaning they will be voted in the same proportion as the votes of all other shareholders).

Each Proposal is a separate proposal. You may vote on each separately and in accordance with your discretion.

How many shares must be present to hold the Annual Meeting?

According to the Bylaws, the holders of a majority of the Common Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at the Annual Meeting. Abstentions are treated as votes present for purposes of determining a quorum. For information on the treatment of broker non-votes, if any, in connection with the Annual Meeting, please see the Fund’s Proxy Statement.

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What vote is needed to approve the Proposals?

Proposal 1 – Election of Trustees. According to the Bylaws, in a contested election of trustees, the qualified nominees receiving the affirmative vote of a majority of the Common Shares outstanding and entitled to vote with respect to such matter shall be elected. Abstentions will be counted as votes “against” a nominee in Proposal 1.

THE ONLY WAY TO SUPPORT ALL OF THE NOMINEES FOR ELECTION AT THE ANNUAL MEETING IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” OF THE NOMINEES ON THE ENCLOSED GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “ABSTAIN” YOUR VOTES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

Proposal 2 – Termination of the Management Agreement. The approval of Proposal 2 requires the affirmative vote of a 40 Act Majority. Abstentions will have the same effect as votes “against” Proposal 2.

What should I do if I receive a proxy card from the Fund?

You may receive proxy solicitation materials from the Fund, including an opposition proxy statement and a white proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Fund or any other statements that it may otherwise make.

We recommend that you discard any proxy card that may be sent to you by the Fund. Voting “ABSTAIN” or “AGAINST” on its white proxy card is not the same as voting for the Nominees or the Shareholder Proposal because a vote on the Fund’s white proxy card will revoke any previous voting instructions that you submitted on the GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by using the enclosed GOLD proxy card by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?”

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom. Shareholders may call toll free at (877) 972-0090 or collect at (203) 972-9300.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided or signing, dating and returning a white proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation to the secretary of the Fund at 50 Hudson Yards, New York, NY 10001; or
•	attending the Annual Meeting and voting by ballot in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

IF YOU HAVE ALREADY VOTED USING THE FUND’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all revocations.

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Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees and the Shareholder Proposal. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $20,000 based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ approximately 25 persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

The entire expense of soliciting proxies in connection with this Proxy Statement is being borne by Saba. Costs of this proxy solicitation are currently estimated to be approximately $300,000. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $150,000. Saba does not intend to seek reimbursement of these costs from the Fund.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund at 50 Hudson Yards, New York, NY 10001, or by calling toll free at 1-800-882-0052.

Because Saba has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Fund will not be householding our proxy materials.

Where can I find additional information concerning the Fund?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s definitive proxy statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning the Fund’s trustees; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the 2026 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. We take no responsibility for the accuracy or completeness of any information that we expect to be contained in the Fund’s definitive proxy statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.sec.gov/edgar. The Edgar file number for the Fund is 811-23701.

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CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.
Saba Capital Master Fund, Ltd.
Boaz R. Weinstein
Ilya Gurevich
Shavar Jeffries
Athanassios Diplas
David Littlewood
David Locala
Jennifer Raab
Thomas H. McGlade
Elizabeth Groo

March 31, 2025

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ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by the Participants. As of the date of this Proxy Statement, the Participants (excluding the Nominees who as, stated below, do not beneficially own any Common Shares) may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I) 28,605,041 Common Shares in the aggregate, representing 28.79% of the outstanding Common Shares. The percentage used herein is based upon 99,345,793 Common Shares outstanding as of December 31, 2024, as disclosed in the Fund’s annual report for the fiscal year ended December 31, 2024 filed with the SEC on March 7, 2025. Of the 28,605,041 Common Shares owned in the aggregate by the Participants, such Common Shares may be deemed to be beneficially owned as follows: (a) 28,605,041 Common Shares (including 1,030 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts, such funds and accounts, the (“Saba Entities”); and (b) 28,605,041 Common Shares (including 1,030 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Mr. Weinstein by virtue of his status as the principal of Saba Capital.

As of the date of this Proxy Statement, none of the Nominees beneficially owns any Common Shares or any other securities of the Fund.

Ms. Raab, Mr. Locala and Ms. Groo, each a Nominee, may be deemed to, respectively, own >$120,000 worth of stock in funds that may be deemed affiliates of the Fund.

The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of Saba I is to serve as a private investment fund. The principal business of Mr. Weinstein is investment management and serving as the principal of Saba Capital. The principal business of the Saba Entities is to invest in securities.

The business address of each member of Saba and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

The principal occupation and business address of each of the Nominees are disclosed in the section of this Proxy Statement titled “PROPOSAL 1: ELECTION OF TRUSTEES”.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

21

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) within the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser within the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), trustee (or person nominated to become an Officer or trustee), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) within the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company or affiliated person; (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or her associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

22

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities (including Saba I)

Date	Side	Common Shares	05/30/2023	Buy	241969	10/03/2023	Buy	16349
03/20/2023	Buy	161496	05/31/2023	Buy	31687	10/04/2023	Buy	194681
03/21/2023	Buy	87947	06/01/2023	Buy	25048	10/05/2023	Buy	105663
03/22/2023	Buy	54756	06/05/2023	Buy	18414	10/06/2023	Buy	145133
03/23/2023	Buy	197451	06/07/2023	Buy	50215	10/09/2023	Buy	30730
03/24/2023	Buy	26116	06/09/2023	Buy	3617	10/10/2023	Buy	103294
03/27/2023	Buy	102148	06/12/2023	Buy	4792	10/11/2023	Buy	77970
03/28/2023	Buy	2222	06/13/2023	Buy	71169	10/12/2023	Buy	225565
03/29/2023	Buy	146191	06/14/2023	Buy	24513	10/13/2023	Buy	42885
03/30/2023	Buy	12766	06/15/2023	Buy	2126	10/16/2023	Buy	322194
03/31/2023	Buy	8	06/16/2023	Buy	14369	10/17/2023	Buy	200991
04/05/2023	Buy	192905	06/20/2023	Buy	206504	10/18/2023	Buy	163226
04/06/2023	Buy	31773	06/21/2023	Buy	42658	10/19/2023	Buy	186221
04/12/2023	Buy	20000	06/22/2023	Buy	193520	10/20/2023	Buy	10017
04/13/2023	Buy	31001	06/23/2023	Buy	38175	10/23/2023	Buy	100000
04/14/2023	Buy	12260	06/26/2023	Buy	50000	10/24/2023	Buy	79712
04/17/2023	Buy	11497	06/27/2023	Buy	52523	10/25/2023	Buy	40552
04/18/2023	Buy	34544	06/28/2023	Buy	49903	10/26/2023	Buy	76041
04/19/2023	Buy	35102	06/30/2023	Buy	41361	10/27/2023	Buy	30385
04/20/2023	Buy	173904	07/06/2023	Buy	21823	10/30/2023	Buy	79757
04/21/2023	Buy	304574	08/18/2023	Buy	12498	10/31/2023	Buy	127999
04/24/2023	Buy	24503	08/21/2023	Buy	243551	11/01/2023	Buy	53674
04/25/2023	Buy	52647	08/23/2023	Buy	97606	11/02/2023	Buy	146580
04/26/2023	Buy	187950	08/24/2023	Buy	54411	11/03/2023	Buy	129364
04/27/2023	Buy	65194	08/25/2023	Buy	136493	11/06/2023	Buy	7210
05/01/2023	Buy	58063	08/28/2023	Buy	6542	11/07/2023	Buy	15015
05/02/2023	Buy	36195	08/29/2023	Buy	92581	11/08/2023	Buy	302069
05/03/2023	Buy	4395	08/30/2023	Buy	54302	11/09/2023	Buy	141334
05/04/2023	Buy	66708	08/31/2023	Buy	57268	11/10/2023	Buy	42717
05/05/2023	Buy	49711	09/05/2023	Buy	11945	11/13/2023	Buy	301375
05/08/2023	Buy	66388	09/07/2023	Buy	22519	11/14/2023	Buy	102638
05/09/2023	Buy	45322	09/08/2023	Buy	138136	11/15/2023	Buy	189575
05/10/2023	Buy	121569	09/12/2023	Buy	39924	11/16/2023	Buy	122114
05/11/2023	Buy	40725	09/13/2023	Buy	52525	11/17/2023	Buy	82864
05/12/2023	Buy	120641	09/14/2023	Buy	86065	11/20/2023	Buy	317592
05/15/2023	Buy	21659	09/15/2023	Buy	77292	11/21/2023	Buy	133562
05/16/2023	Buy	64762	09/18/2023	Buy	6309	11/22/2023	Buy	37592
05/17/2023	Buy	78467	09/20/2023	Buy	1271	11/24/2023	Buy	2
05/18/2023	Buy	37013	09/21/2023	Buy	16520	11/27/2023	Buy	342147
05/19/2023	Buy	34855	09/22/2023	Buy	600	11/28/2023	Buy	32304
05/23/2023	Buy	325623	09/25/2023	Buy	74372	11/29/2023	Buy	234871
05/24/2023	Buy	87074	09/27/2023	Buy	442590	11/30/2023	Buy	172470
05/25/2023	Buy	22303	09/28/2023	Buy	197046	12/01/2023	Buy	62142
05/26/2023	Buy	50026	09/29/2023	Buy	133755	12/04/2023	Buy	113563
			10/02/2023	Buy	88457	12/05/2023	Buy	366218

23

12/06/2023	Buy	77203	01/16/2024	Buy	81123	02/22/2024	Buy	43233
12/07/2023	Buy	176434	01/17/2024	Buy	106270	02/23/2024	Buy	65882
12/08/2023	Buy	148832	01/18/2024	Buy	54851	02/26/2024	Buy	246840
12/11/2023	Buy	133259	01/19/2024	Buy	11171	02/27/2024	Buy	278093
12/12/2023	Buy	96770	01/22/2024	Buy	27762	02/28/2024	Buy	34662
12/13/2023	Buy	321840	01/23/2024	Buy	76418	02/29/2024	Buy	49946
12/14/2023	Buy	173802	01/24/2024	Buy	140942	03/01/2024	Buy	133395
12/15/2023	Buy	50086	01/25/2024	Buy	209234	03/06/2024	Buy	53685
12/18/2023	Buy	139570	01/26/2024	Buy	197651	03/07/2024	Buy	36450
12/19/2023	Buy	488281	01/29/2024	Buy	140097	03/08/2024	Buy	40028
12/20/2023	Buy	167468	01/31/2024	Buy	72027	03/11/2024	Buy	73028
12/21/2023	Buy	72840	02/01/2024	Buy	636	03/12/2024	Buy	1000
12/22/2023	Buy	34324	02/02/2024	Buy	66190	03/18/2024	Buy	77855
12/26/2023	Buy	164459	02/05/2024	Buy	137156	03/19/2024	Buy	51583
12/27/2023	Buy	235095	02/06/2024	Buy	82389	03/20/2024	Buy	107194
12/28/2023	Buy	299702	02/07/2024	Buy	98842	03/21/2024	Buy	97886
12/29/2023	Buy	36118	02/08/2024	Buy	47952	03/22/2024	Buy	35187
01/02/2024	Buy	114600	02/09/2024	Buy	67852	03/25/2024	Buy	40881
01/03/2024	Buy	58164	02/12/2024	Buy	138735	03/26/2024	Buy	98314
01/04/2024	Buy	2885	02/13/2024	Buy	184717	03/27/2024	Buy	110651
01/05/2024	Buy	38697	02/14/2024	Buy	35287	03/28/2024	Buy	203385
01/09/2024	Buy	73695	02/15/2024	Buy	65034	04/01/2024	Buy	55980
01/10/2024	Buy	42965	02/16/2024	Buy	25699	02/26/2025	Buy	40215
01/11/2024	Buy	33594	02/20/2024	Buy	91079	02/27/2025	Buy	12099
01/12/2024	Buy	21554	02/21/2024	Buy	23672

24

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your vote “FOR” the Nominees by taking three steps:

● SIGNING the enclosed GOLD proxy card,

● DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR ALL” of the Nominees in Proposal 1 and “FOR” Proposal 2.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN THE FUND’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed, dated and returned a white proxy card to the Fund, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Fund by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to the secretary of the Fund or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 130

Darien, CT 06820
Shareholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

25

Form of GOLD Proxy Card

BlackRock ESG Capital Allocation Term Trust

Proxy Card for 2025 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P., SABA CAPITAL MASTER FUND, LTD., Boaz R. Weinstein (COLLECTIVELY, “SABA”) AND THE INDIVIDUALS NAMED IN PROPOSAL 1

THE BOARD OF TRUSTEES (THE “BOARD”) OF BLACKROCK ESG CAPITAL ALLOCATION TERM TRUST IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazer Klein, Abraham Schwartz and John Grau and each of them, attorneys and agents with full power of substitution to vote all shares of BlackRock ESG Capital Allocation Term Trust, a Maryland statutory trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority, subject to applicable law, as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

With respect to the Proposals, if this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” of the Nominees (as defined below) in Proposal 1 and “FOR” Proposal 2. In voting this proxy card, you will not be able to vote on the election of the remaining two Board seats up for election at the Annual Meeting. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

INSTRUCTIONS: FILL IN VOTING BOXES “☒” IN BLACK OR BLUE INK

*Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against the proposals below.

We recommend that you vote “FOR ALL” of the Nominees in Proposal 1:

Proposal 1 – Election at the Annual Meeting of the three individuals nominated by Saba to serve as Class III trustees (the “Class III Nominees”), the two individuals nominated by Saba to serve as successors to two of the three Class II holdover trustees (the “Class II Nominees”) and the three individuals nominated by Saba to serve as successors to three of the four Class I holdover trustees (the “Class I Nominees,” and together with the Class III Nominees and the Class II Nominees, the “Nominees”).

FOR ALL	AGAINST ALL	ABSTAIN FOR ALL*
❑	❑	❑

Nominees:	FOR	AGAINST	ABSTAIN*
Ilya Gurevich (Class III)	❑	❑	❑
Shavar Jeffries (Class III)	❑	❑	❑
Athanassios Diplas (Class III)	❑	❑	❑
David Littlewood (Class II)	❑	❑	❑
David Locala (Class II)	❑	❑	❑
Jennifer Raab (Class I)	❑	❑	❑
Thomas H. McGlade (Class I)	❑	❑	❑
Elizabeth Groo (Class I)	❑	❑	❑

We recommend that you vote “FOR” Proposal 2:

Proposal 2 – Termination of the investment management agreement between the Fund and BlackRock Advisors, LLC (the “Manager”) dated September 23, 2021, as since amended or novated (the “Management Agreement”), and any other advisory and management agreements between the Fund and the Manager, including any sub-investment advisory agreement(s) between or among the Fund, the Manager and its affiliates, successors or assigns, each as since amended or novated, pursuant to the right of stockholders as embodied in Section 12 of the Management Agreement and Section 15(a)(3) of the Investment Company Act of 1940, such termination to be effective no more than sixty days following the date hereof.

FOR	AGAINST	ABSTAIN*
❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.